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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) : MAY 30, 1997

                               THE O'GARA COMPANY
             (Exact name of registrant as specified in its charter)

            Ohio                         000-21629             31-1470817
(State or other jurisdiction of         (Commission          (I.R.S. Employer
       incorporation)                    file number)       Identification No.)

                               9113 LeSaint Drive
                              Fairfield, Ohio 45014
                                 (513) 874-2112

                  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

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                   INFORMATION TO BE INCLUDED WITH THIS REPORT
                   -------------------------------------------

Items 1, 2, 3, 4, 6 and 8 are not applicable and are omitted from this report.

ITEM 5.           OTHER EVENTS
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                           On June 3, 1997, The O'Gara Company (the "Company")
                  closed new financing arrangements totaling $45,200,000, including a private placement of senior notes with four insurance companies and a new credit arrangement with KeyBank National Association ("KeyBank").

                           The Company closed a $35,000,000 private placement of
                  Senior Notes due 2004 with CIGNA, Massachusetts Mutual Life Insurance Company, The Travelers Insurance Company and Guardian Life Insurance Company (the "Senior Notes"). The Senior Notes carry a seven year-bullet maturity and the proceeds will be used to refinance the Company's existing bank indebtedness as well as to provide working capital and funds to continue the Company's acquisition program. Additionally, the Company entered into a new $10,200,000 credit agreement with KeyBank which initially provides a revolving credit facility of up to $4,500,000 and a letter of credit facility of up to $5,700,000.

                           Under both the Senior Notes and the credit agreement
                  with KeyBank, the Company is obligated to maintain certain financial ratios as well as to abide by certain affirmative and negative covenants.

                           Under certain circumstances, the Company has the
                  opportunity to reduce the fixed interest rate on the Senior Notes upon the occurrence of a public equity offering during the next nine months.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
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                  EXHIBITS
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                  (a)      Financial Statements of Business Acquired

                           Not Applicable

                  (b)      Pro Forma Financial Information

                           Not Applicable

                  (c)      Exhibits

                           The following exhibits are filed with this report on Form 8-K:

Regulation S-K
 Exhibit
   No.                         Exhibit

  10.1     Note Purchase Agreement dated as of
           May 30, 1997

  10.2     Loan Agreement dated as of May 30, 1997 between The O'Gara Company,
           O'Gara-Hess & Eisenhardt Armoring Company and Keybank National
           Association
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                                   SIGNATURES
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    Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:    JUNE 18, 1997               THE O'GARA COMPANY

                                     By       /S/ NICHOLAS P. CARPINELLO
                                       -------------------------------------
                                       Nicholas P. Carpinello
                                       Executive Vice-President
                                       and Chief Financial Officer

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